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                                                                   EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

         I, Walter S. Woltosz, Chief Executive Officer of Simulations Plus, Inc., a California corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the accompanying Annual Report on Form 10-KSB of the Company for the fiscal year ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   SIMULATIONS PLUS, INC.


Dated: November 26, 2003                           By: /s/ Walter S. Woltosz
                                                       ---------------------
                                                       Walter S. Woltosz
                                                       Chief Executive Officer



         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Simulations Plus, Inc. and will be retained by Simulations Plus, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.